KRATON PERFORMANCE POLYMERS, INC. October 12, 2011 DEUTSCHE BANK 19 ANNUAL LEVERAGED FINANCE CONFERENCE TH Exhibit 99.1

Forward-Looking Statement Disclaimer

This presentation may include “forward-looking statements” that reflect our plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance. Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or
“anticipates,” or by discussions of strategy, plans or intentions and include statements regarding our ability to obtain raw materials; costs, timing and plans related to our planned joint venture with Formosa Petrochemical Corporation and the related manufacturing facility; estimated future contributions to our benefit plans; anticipated capital expenditures; and
estimated future pension contributions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. These risks and uncertainties are more fully described in “Part I. Item 1A.
Risk Factors” contained in our Annual Report on 10-K, as filed with the Securities and Exchange Commission and as subsequently updated in our Quarterly Reports on Form 10-Q, and include risks related to: conditions in the global economy and capital markets; our reliance on LyondellBasell Industries for the provision of significant operating and other services;
the failure of our raw materials suppliers to perform their obligations under long-term supply agreements, or our inability to replace or renew these agreements when they expire; limitations in the availability of raw materials we need to produce our products in the amounts or at the prices necessary for us to effectively and profitably operate our business;
competition in our end-use markets, by other producers of SBCs and by producers of products that can be substituted for our products; our ability to produce and commercialize technological innovations; our ability to protect our intellectual property, on which our business is substantially dependent; infringement of our products on the intellectual property rights of others; seasonality in our Paving and Roofing business; financial and operating constraints related to our substantial level of indebtedness; the inherently hazardous nature of chemical manufacturing; product liability claims and other lawsuits arising from environmental damage or personal injuries associated with chemical manufacturing; political and economic risks in the various countries in which we operate; health, safety and environmental laws, including laws that govern our employees’ exposure to chemicals deemed harmful to humans; regulation of our customers, which could affect the demand for our products or result in increased compliance costs; customs, international trade, export control, antitrust, zoning and occupancy and labor and employment laws that could require us to modify our current business practices and incur increased costs; fluctuations in currency exchange rates; our relationship with our employees; loss of key personnel or our inability to attract and retain new qualified personnel; the fact that we do not enter into long-term contracts with our customers; a decrease in the fair value of our pension assets, which could require us to materially increase future funding of the pension plan; future sales of our shares could adversely affect the market price of our common stock; and Delaware law and some provisions of our organizational documents make a takeover of our company more difficult. We assume no obligation to update such information. Further information concerning issues that could materially affect financial performance related to forward looking statements can be found in our periodic filings with the Securities and Exchange
Commission.

GAAP Disclaimer

This presentation includes the use of both GAAP (generally accepted accounting principles) and non-GAAP financial measures. The non-GAAP financial measures are EBITDA, Adjusted EBITDA and Credit Agreement EBITDA. The most directly comparable GAAP financial measure is net income/loss. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measure is included herein. We consider EBITDA, Adjusted
EBITDA and Credit Agreement EBITDA important supplemental measures of our performance and believe they are frequently used by investors and other interested parties in the evaluation of companies in our industry and, with respect to Credit Agreement EBITDA, an important measure for compliance with our debt covenants. EBITDA, Adjusted EBITDA and Credit Agreement EBITDA
have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results under GAAP in the United States.

Kraton Overview
We invented and commercialized Styrenic Block
Copolymer (SBC) technology nearly 50 years ago
We hold leading market share positions in each of our
end-use markets providing industrial, consumer and
geographical diversification that is second to none
We design and manufacture customized SBC polymer
and compound solutions to meet our leading
customers’ specific innovation needs
We produce the following:
Unhydrogenated Styrenic Block Copolymers (USBCs)
Hydrogenated Styrenic Block Copolymers (HSBCs)
Isoprene Rubber and Isoprene Rubber Latex
We currently offer approximately 800 products to more
than 700 customers, in over 60 countries
We employ approximately 880 people in 9 locations in
all major regions of the world
2010 revenue of $1,228 million and Adjusted EBITDA
(1)
of $195 million; 16% margin
4
Paving and
Roofing
Adhesives,
Sealants and
Coatings
Other
Emerging
Businesses
Advanced
Materials
2010 Revenue by End-Use
(2)
2010 Revenue by End-Use
(2)
North and South
America
Asia Pacific
Europe, Middle
East & Africa
(1) Adjusted EBITDA is GAAP EBITDA excluding restructuring and related charges and non-cash expenses.
(2) Management estimates.
Global SBC Market Leader
31%
28%
32%
7%
2%
2%
21%
37%
42%

Business Strategy

Industry-leading expertise in market and application development
Worldwide manufacturing, technical support and customer service footprint
Leading market share across multiple end use markets
Deliver application-based solutions to meet specific customer needs
Continue to commercialize next generation of innovations
Expand pipeline of innovation projects
Demonstrate progress through improvement in Vitality Index
Develop new applications for SBCs that do not exist today, improving portfolio mix over time
Eliminate marginally profitable products
Continue value pricing model – extract value for complexity and unique solutions
Proactively manage raw material price volatility
Lever inherent operating leverage
Capitalize on organic growth opportunities
Asian HSBC capacity
Expansion of IR Latex capacity in Paulinia, Brazil completed May 2011
Announced agreement with contract manufacturer to double IR Latex capacity in
Japan (est. completion mid-2013)
Pursue appropriate M&A opportunities
Leverage
Leadership
Position
Drive Growth
Through
Innovation
Maintain Focus
on Margin
Expansion
Invest in
Growth and
Infrastructure

Elastic Films for Disposable Diapers

Kraton as an Alternative for Soft PVC

Kraton Makes Products Better

Stretch in legs only
(Spandex)
Not a fitted garment
High leakage rate
Overall improvement in stretch
(where it’s needed)
Better fit
Low leakage rate
Kraton market share: 50%
2001 – 2009 CAGR: 11.5%
Phthalate plasticizers
are used to make PVC
soft but they can leach
from finished products
and create health
concerns
Limited recyclability
PVCs are unsafe when
burned or incinerated
improperly
Environmentally friendly – 100% recyclable
Kraton imparts softness, toughness and clarity
Plasticizer & chlorine free
Before Kraton
After Kraton
Kraton material as % of Diaper cost: <2%
Kraton material as % of finished product cost: <5%

Clear Leader in Attractive Markets
Market Position
2010
Revenue
(1)
#1
~64%
Adhesives, Sealants,
and Coatings
Advanced Materials
#1
~69%
Paving and Roofing
#1
~64%
Emerging Businesses
(3)
#1
100%
32% 30%
28%
7%
#1 Market Position in Each End Use
Top 4 Market
Share
Growth
(2)
7.7% 8.8% 7.1% 33.8%
7
Tapes and labels
Non-woven and
industrial adhesives
Industrial and
consumer weather
sealants
White elastomeric roof
coatings
Soft touch for
consumer products
Elastic films (diapers)
Skin care and lotions
Food packaging
Automotive
Medical packaging
Wire and cable (PVC
alternatives)
Examples of
End Use
Applications
Asphalt modification
for performance
roadways, bridges and
airports
Asphalt modification
for roofing felts and
shingles
Surgical gloves
Condoms
Medical components
Source: Management  estimates.
(1)
Based on 2010 sales of $1,228 million.
(2)
Industry volume growth from 2001-2010, Emerging Businesses growth rate refers to Kraton’s Isoprene Rubber (“IR”) and Isoprene Rubber Latex (“IRL”) growth from 2005-2010.
(3)
The Emerging Businesses end use market includes our IR and IRL business.

Innovation-led Top Line Growth

Goal - 20% of revenue from innovation
Vitality Index
Q2 TTM vitality index 14%
Innovation revenue up 25% year-on-year, YTD innovation revenue up 38%
Strong year-on-year revenue growth in key innovations
PVC replacement up 114%
Potable water tubing up 83%
Roofing innovations up 56%
Reactive SBS for printing plates up 46%
Key adhesives applications up 45%
6%
11%
13%
14%
12%
13%
14%
2005 2006 2007 2008 2009 2010 TTM Q2'11

Innovation-led Top Line Growth
Tremendous growth
Rapidly capture share from $2.2 billion natural
rubber latex industry
Margins well in excess of rest of business
Kraton maintains ~85% market share
Challenging process technology to replicate
for competitors and new entrants
IR line conversion at Belpre, Ohio was
completed June 2011
IRL capacity expansion of Paulinia, Brazil
facility was completed May 2011
Increased IRL capacity by approximately 33%
Announced agreement to double IRL
capacity in Japan
Case Study: IR and IR Latex Revenue Growth
$15
$22 $23
$35
$87
$79
$61
2005 2006 2007 2008 2009 2010 TTM
Q2'11
(US $ in millions)

Key Attributes

Compelling Organic Growth Platforms
Advanced
Materials
Adhesives,
Sealants &
Coatings
Paving and
Roofing
Emerging markets growth
Expansion into new and differentiated markets, such as white elastomeric roof coatings, protective films, oilfield service applications, spray and extrusion coatings, hot melt adhesives, elastic adhesives, labels and sealant applications
Superior performing SBS modified emulsions for
asphalt modification
Low VOC roof coating formulations for superior water resistance, improved adhesion and reduced installation cost
“Green” PVC alternatives for the wire and cable industry
Enabling technology for high performance fabric solutions
“Soft Touch” solutions for the automotive industry
Co-extrusion technology for protective films
Applications
Cariflex™
Isoprene
Rubber and
Isoprene
Rubber Latex
Cariflex™ Isoprene Rubber and Isoprene Rubber Latex
Medical applications – surgical gloves, medical components
Material substitution – condoms
NEXAR ® – high-end membrane technology
IRL Gloves
HiMA
Soft Skins
Protective Films

Investing for Growth In Asia
Asia Pacific SBC market – 63% of
global SBC consumption by volume in
2010
(1)
In 2010 Asia Pacific accounted for 21%
of our total revenue, with 43% derived
from higher margin HSBC products
In 2010 relocated Shanghai, China
office to a new facility (double the
size of the previous location)
Expanded warehouse capacity in
Shanghai Wai Gao Qiao Free Trade
Zone
Proposed HSBC expansion in Asia
Forecast strong worldwide growth in HSBC
driven by innovation
Signed framework agreement with Formosa
Petrochemical Corporation in Q2’11
Proposed joint venture to build, own and
operate a 30 kT HSBC plant in Mailiao, Taiwan
Asia is an important component of Kraton’s growth strategy
(1) Management estimates. Includes SBC consumption for footwear, a market in which Kraton does not actively compete.
11
Asian HSBC Industry Demand Trends (kT)
27
62
149
2001 2009 2014

Volume (kT)
Selected Financial Trends – FY2007 - 2010
(1) Adjusted EBITDA  is GAAP EBITDA excluding restructuring and related charges, non-cash compensation expenses, gain on the  extinguishment of debt and management fees.
12
Revenue
(US $ in Millions)
Gross Profit
(US $ in Millions)
Adjusted EBITDA (1)
(US $ in Millions)
358
313
260
307
2007 2008 2009 2010
$1,066
$1,171
$920
$1,228
2007 2008 2009 2010
$151
$255
$176
$301
2007 2008 2009 2010
$68
$152
$91
$195
2007 2008 2009 2010

Volume (kT)
Selected YTD Financial Trends – First Half Comparisons
(1) Adjusted EBITDA  is GAAP EBITDA excluding restructuring and related charges, non-cash compensation expenses, and loss on the  extinguishment of debt.
13
Revenue
(US $ in Millions)
Gross Profit and Gross Margin
(US $ in Millions)
$605
$731
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
$600
$650
$700
$750
$800
1H 10 1H 11
Adjusted EBITDA (1)
(US $ in Millions)
Adjusted
EBITDA
Margin
26.7%
26.2%
Q2 2011 TTM Volume: 312 KT
Q2 2011 TTM Gross Profit: $338
Q2 2011 TTM Adj. EBITDA: $219
Q2 2011 TTM Revenue: $1,355
$106
$130
17.5%
17.8%
0
20
40
60
80
100
120
140
160
1H 10 1H 11
$158
$195
0
20
40
60
80
100
120
140
160
180
200
1H 10 1H 11
159
164
40
90
140
190
1H 10 1H 11

Current Capital Structure

US $ in millions
As of June 30, 2011 Amount Maturity Rate
Cumulative Debt/        Debt Ratings:
TTM Adj. EBITDA (1) S&P / Moody’s
Cash $ 67.2
Debt:
Corporate Family Rating BB- / B1
Revolver ($200 million) --- Feb 2016 L + 300 --- BB+ / Ba3
Term Debt $ 146.3 Feb 2016 L + 300 0.67x BB+ / Ba3
Senior Unsecured Notes $ 250.0 Mar 2019 6.75% 1.14x B+ / B2
Total Debt $ 396.3 1.81x
Net Debt $ 329.1 1.50x
Total Shareholder’s Equity $ 556.4
Total Capitalization @ 6/30/2011 $ 885.5
(1) TTM Adjusted EBITDA is Trailing Twelve Month GAAP EBITDA excluding restructuring and related charges, non-cash compensation expenses, and loss on the extinguishment of debt.
(2) Leverage and Interest Coverage Ratios calculated in accordance with credit agreement definitions, dated as of Feb. 11, 2011.
1.56
3.50
Actual Covenant
Leverage Ratio (2)
9.60
3.00
Actual Covenant
Interest Coverage Ratio (2)

Capitalization Timeline

9/30/2009 12/31/2009 3/31/2010 6/30/2010 9/30/2010 12/31/2010 3/31/2011 6/30/2011
US $ in millions
(1) TTM Adjusted EBITDA  is Trailing Twelve Month GAAP EBITDA excluding restructuring and related charges, non-cash compensation expenses, gain/loss on the extinguishment of debt and management fees.
Net Debt/TTM Adjusted EBITDA
(1)
Initial Public
Offering:
Dec, 2009
First Secondary
Offering
Reduced Private
Equity Ownership
from 2/3 to 1/3
Debt Refinance:
Feb, 2011
Final Secondary
Offering
Private Equity
Owners’ Sell
Reaming Shares
$204
$349
$377
$388
$454 $452
$499
$556
$463 $316
$376
$347
$306
$290
$368
$329
Shareholders' Equity Net Debt
5.46
3.46
2.61
1.79
1.57
1.49
1.77
1.50

Scheduled Maturities 16 US $ in millions Term Debt Payoff Sr. Notes Payoff $3.75 $7.50 $11.25 $15.00 $108.75 $250.00 2011 2012 2013 2014 2015 2019

APPENDIX October 12, 2011

Reconciliation of Net Income to EBITDA
(1)
and Adjusted EBITDA
US $ in Thousands
(1)
The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by investors and other interested parties in the evaluation of companies in our industry.
EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Since not all companies use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.

(90)
Twelve Months Ended Twelve Months Ended Twelve Months Ended Twelve Months Ended
12/31/2007 12/31/2008 12/31/2009 12/31/2010
Net Income $ (43,749) $ 28,419 $            $ 96,725
Add(deduct):
Interest expense, net 43,484 36,695 33,956 23,969
Income tax expense 6,120 8,431 (1,367) 15,133
Depreciation and amortization expenses 51,917 53,162 66,751 49,220
EBITDA 57,772 126,707 99,050 185,047
Add:
Management fees and expenses 2,000 2,000 2,000 ---
Restructuring and related charges 5,633 13,671 9,677 6,387
Other non-cash expenses 2,905 9,670 4,463 3,472
Gain on extinguishment of debt --- --- (23,831) ---
Adjusted EBITDA $ 68,310 $ 152,048 $ 91,359 $ 194,906

Reconciliation of Net Income to EBITDA
(1)
and Adjusted EBITDA
19
US $ in Thousands
TTM
6/30/2011 1st Half 2011 1st Half 2010
Net Income $ 107,189 $ 68,854 $ 58,390
Add(deduct):
Interest expense, net 28,729 17,096 12,336
Income tax expense 12,479 6,691 9,345
Depreciation and amortization expenses 56,435 30,230 23,015
EBITDA 204,832 122,871 103,086
Add:
Restructuring and related charges 7,009 1,412 790
Other non-cash expenses 4,650 2,949 1,771
Loss on extinguishment of debt 2,985 2,985 ---
Adjusted EBITDA $ 219,476 $ 130,217 $ 105,647
(1)  The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by investors and other interested parties in the evaluation of companies in our industry.
EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Since not all companies use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.

Reconciliation of Net Income to EBITDA
(1)
and Adjusted EBITDA
US $ in Thousands
(1)  The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by investors and other interested parties in the evaluation of companies in our industry.
EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Since not all companies use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.
TTM TTM TTM TTM TTM TTM TTM TTM
09/30/2009 12/31/2009 03/31/2010 06/30/2010 09/30/2010 12/31/2010 03/31/2011 06/30/2011
Net Income $ (5,769) $ (290) $ 35,966 $ 78,739 $ 84,910 $ 96,725 $ 98,807 $ 107,189
Add(deduct):
Interest expense, net 33,776 33,956 31,112 29,559 27,642 23,969 29,086 28,729
Income tax expense 550 (1,367) 2,614 6,818 13,291 15,133 13,433 12,479
Depreciation and amortization expenses 53,865 66,751 65,233 64,660 61,210 49,220 52,800 56,435
EBITDA 82,422 99,050 134,925 179,776 187,053 185,047 194,126 204,832
Add:
Management fees and expenses 2,000 2,000 1,500 1,000 500 -- -- --
Restructuring and related charges 11,722 9,677 9,118 9,360 4,798 6,387 7,757 7,009
Other non-cash expenses 12,554 4,463 2,493 3,678 3,286 3,472 3,434 4,650
(Gain)/Loss on extinguishment of debt (23,831) (23,831) (4,340) -- -- -- 2,985 2,985
Adjusted EBITDA $ 84,867 $ 91,359 $ 143,696 $ 193,814 $ 195,638 $ 194,906 $ 208,301 $ 219,475

Reconciliation of Net Income to Consolidated Credit Agreement EBITDA
(1)
and Credit Agreement Net Debt
(2)
(1) Consolidated Bank EBITDA  is GAAP EBITDA with addbacks and exclusions as defined by the credit agreement, dated Feb. 11, 2011.
(2) For purposes of calculating leverage ratio, total debt is reduced by cash balance in KPUSLLC at quarter-end.
21
US $ in Thousands
LTM
6/30/2011
Net Income $ 107,189
Add(deduct):
JV Income/(Loss) (488)
JV Dividend Received 515
Interest expense, net 28,729
Income tax expense 12,479
Depreciation and amortization expenses 56,435
Loss on extinguishment of debt 2,985
Specified Cost Savings 3,596
Non-cash charges 5,922
Cost initiatives in SGA 4,850
Plant turnaround 3,778
Net loss/(gain) on sale of assets (52)
Stock issuance/permitted acquisitions 2,155
Consolidated Credit Agreement EBITDA
(1)
229,069
Total Debt 396,250
Less: Cash & Equivalents (67,245)
Net Debt 329,005
Add(deduct):
Foreign Cash & Equivalents 27,906
Credit Agreement Net Debt
(2)
$ 356,911

KRATON PERFORMANCE POLYMERS, INC. DEUTSCHE BANK 19 TH ANNUAL LEVERAGED FINANCE CONFERENCE October 12, 2011